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                                                                      EXHIBIT 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report, dated January 26, 1998, on the consolidated financial statements and supporting schedule and exhibit of GTE North Incorporated and subsidiary included in this Form 10-K, into the Registration Statement previously filed on Form S-3 (File No. 333-44297).







Dallas, Texas                                               ARTHUR ANDERSEN LLP
March 27, 1998